EXHIBIT 99.1
                                                                    ------------


                                    AGREEMENT

                  This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of common shares of beneficial interest of Susser Holdings Corporation is being filed on behalf of each of the entities named below. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  November 2, 2006


                                       WELLSPRING CAPITAL PARTNERS III, L.P.

                                       By:  WCM GenPar III, L.P., its General
                                            Partner

                                       By:  WCM GenPar III GP, LLC, its General
                                            Partner



                                       By:  /s/  William F. Dawson, Jr.
                                          --------------------------------------
                                           Name:   William F. Dawson, Jr.
                                           Title:  Authorized Person



                                       STRIPES HOLDINGS, L.P.


                                       By:  Wellspring Capital Partners III, L.P

                                            By:  WCM GenPar III, L.P., its
                                                  General Partner

                                              By:  WCM GenPar III GP, LLC, its
                                                    General Partner


                                       By:  /s/  William F. Dawson, Jr.
                                          --------------------------------------
                                           Name:   William F. Dawson, Jr.
                                           Title:  Authorized Person

                                       WCM GENPAR III, L.P


                                       By:  WCM GenPar III GP, LLC, its General
                                            Partner



                                       By:  /s/  William F. Dawson, Jr.
                                          --------------------------------------
                                           Name:   William F. Dawson, Jr.
                                           Title:  Authorized Person


                                       WCM GENPAR III GP, LLC



                                       By:  /s/  William F. Dawson, Jr.
                                          --------------------------------------
                                           Name:   William F. Dawson, Jr.
                                           Title:  Authorized Person